Exhibit 8.1
List of Subsidiaries

Country of
Company	Incorporation

Addison Wesley Longman Australia Pty Ltd	Australia
Adelphi Finance Unlimited	Jersey
African Business Channel (Pty) Ltd	South Africa
AGS Inc	USA
AW Iberoamericana SA de CV	Mexico
Axis Finance Inc	USA
Bath Road Corporation	USA
BDFM Publishers (Pty) Ltd	South Africa
Beijing Rongjin Advertising Company Ltd	China
Berkhout Nijmegen BV	Netherlands
Blue Print Technologies Inc	USA
Blue Wharf Ltd	England and Wales
BS ZAO	Russia
Burmedia Investments Ltd	England and Wales
Camshaw USA Inc	USA
Chancery Software Inc	USA
Chatelain Properties Ltd	England and Wales
Children’s Character Books Ltd	England and Wales
Chronicle Australasia pty Ltd	Australia
Data Broadcasting Corp. BVI	Virgin Islands
Detective Nominees Inc	USA
Dominie Press Inc	USA
Dorling Kindersley — Civilizacao, Editores, Lda	Portugal
Dorling Kindersley Australia Pty Ltd	Australia
Dorling Kindersley Holdings Ltd	England and Wales
Dorling Kindersley Inc	USA
Dorling Kindersley India Private Limited	India
Dorling Kindersley Ltd	England and Wales
Dorling Kindersley Publishers (South Africa) Pty Ltd	South Africa
Dorling Kindersley Publishing Inc	USA
Dorling Kindersley Publishing Pty Ltd	Australia
Dorling Kindersley Verlag GmbH	Germany
eCollege inc	USA
E-College Lanka (Private) Ltd	Sri Lanka
Edexcel China Ltd	Hong Kong
Edexcel Ltd	England and Wales
Edexcel South Africa Pty Ltd	South Africa
Editions Du Renouveau Pedagogique Inc	Canada
Education by Association (Pty) Ltd	South Africa
Educational Publishers LLP	USA
Embankment Finance Ltd	England and Wales
English Language Learning and Instruction System Inc	USA
eSignal (Europe) Ltd	England and Wales
eSignal .com Inc	USA
eSignal Inc	USA
Exec-Appointments Ltd	England and Wales
Exshare Financial (US) Ltd	England and Wales
Exshare Financial Inc	USA
Exshare Statistical Services Ltd	England and Wales
Family Books at Home Inc	USA

Country of
Company	Incorporation

FDI Intelligence Limited	England and Wales
FEN (Delaware) Inc	USA
Financial Times (Europe) GmbH	Germany
Financial Times Business Ltd	England and Wales
Financial Times Electronic Publishing (HK) Ltd	Hong Kong
Financial Times Group Ltd	England and Wales
Financial Times Information Ltd	England and Wales
Financial Times Investor Ltd	England and Wales
Forum Deutschland Consulting GmbH	Germany
Frederick Warne & Co Ltd	England and Wales
Frederick Warne & Co Inc	USA
FT CareerPoint Ltd	England and Wales
FT Electronic Publishing (Philippines) Inc	Philippines
FT Group Inc	USA
FT Information Philippines Inc	Philippines
FT Knowledge (Holdings) Inc	USA
FT Knowledge Ltd	England and Wales
FT Personal Finance Ltd	England and Wales
FT Publications Inc	USA
FT Search Inc	USA
GTIS Corporation	USA
Guangzhou Crescent Software Co Ltd	China
Hallminster Ltd	England and Wales
Harcourt Assessment BVBA	Belgian
Headland Digital Media Inc	USA
Heinemann Education Botswana Publishers (Pty) Ltd	Botswana
Heinemann Publishers (Pty) Ltd	South Africa
IDCO Overseas Capital Management Ltd	England and Wales
IDCO Overseas Holdings Ltd	England and Wales
IDCO Worldwide Holdings Ltd	England and Wales
Infinata Inc	USA
Infotec Capital Management Corporation	USA
Infotec Holdings Corp	USA
Interactive Data (Australia) Ltd	Australia
Interactive Data (Europe) Ltd	England and Wales
Interactive Data (France) SAS	France
Interactive Data (Hong Kong) Ltd	Hong Kong
Interactive Data (Ireland) Ltd	Ireland
Interactive Data (Jersey) Ltd	Jersey
Interactive Data (Singapore) PTE Ltd	Singapore
Interactive Data Canada Inc	USA
Interactive Data Corporation	USA
Interactive Data Corporation France SAS	France
Interactive Data Managed Solutions AG	Switzerland
Interactive Data Managed Solutions AG	Germany
Interactive Data Managed Solutions LLC	USA
Interactive Data Managed Solutions Ltd	England and Wales
Interactive Data Managed Solutions Nordic Oy	Finland
Interactive Data Managed Solutions S.r.l	Italy
Interactive Data Managed Solutions SAS	France
Interactive Data Managed Solutions SL	Spain
Interactive Data Management & Services GmbH & Co KG	Germany
Interactive Data Management and Services Verwaltungs GmbH	Germany
Interactive Data Pricing and Reference Data Inc	USA
Interactive Data Real-Time Services, Inc.	USA

Country of
Company	Incorporation

IS Teledata MD Solutions France SAS	France
Kirihara Logitec Co	Japan
Kirihara Shoten Co	Japan
L Green Ltd	England and Wales
Ladybird Books Ltd	England and Wales
Lakeside Trading Estate Ltd	England and Wales
Leading Edge Economics Pty Ltd	Australia
Learning Network Direct Inc	USA
Les Editions du Centre de Psychologie Appliquee SA	France
Lesson Lab Inc	USA
Longman Australasia Pty Ltd	Australia
Longman Botswana (Proprietary) Ltd	Botswana
Longman Communications Ltd	England and Wales
Longman Group (Overseas) Holdings Ltd	England and Wales
Longman House Ltd	England and Wales
Longman Indochina Acquisition LLC	USA
Longman Kenya Ltd	Kenya
Longman Lesotho (Proprietary) Ltd	Lesotho
Longman Malawi Ltd	Malawi
Longman Mocambique Ltda	Mozambique
Longman Namibia (Pty) Ltd	Namibia
Longman Nigeria plc	Nigeria
Longman Publishing Company SA (Pty) Ltd	South Africa
Longman Swaziland (Proprietary) Ltd	Swaziland
Longman Tanzania Ltd	Tanzania
Longman Uganda Ltd	Uganda
Longman Zambia Ltd	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Macro Educational Systems Inc	USA
Marblemirror Ltd	England and Wales
Mergermarket (U.S.) Ltd	USA
Mergermarket Consulting (Australia) Pty Ltd	Australia
Mergermarket Consulting (Singapore) Pte Ltd	Singapore
Mergermarket Consulting Ltd	Hong Kong
Mergermarket Inc	USA
Mergermarket Ltd	England and Wales
MetaMetrics Inc	USA
Misty City Software Inc	USA
Money Media Inc	USA
National Evaluation Systems Inc	USA
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Japan K.K.	Japan
NCS Pearson (India) private Ltd	India
NCS Pearson Inc	USA
NCS Pearson Pty Ltd	Australia
NCS Services (England and Wales) Ltd	England and Wales
NCSP Holdings Inc	USA
New York Institute of Finance Inc	USA
NYIF Holdings Inc	USA
O & B Ltd	England and Wales
P. Ed. Aust Pty Ltd	Australia
Pearson Canada Holdings Inc	Canada
Pearson Amsterdam BV	Netherlands
Pearson Amsterdam Finance Limited	England and Wales

Country of
Company	Incorporation

Pearson Assessment & Information BV	Netherlands
Pearson Assessment & Information Sweden AB	Sweden
Pearson Assessment & Information GmbH	Germany
Pearson Assessments Canada Inc	Canada
Pearson Australia Finance Unlimited	England and Wales
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Broadband (US) Group	USA
Pearson Broadband School Group Inc	USA
Pearson Business Services Inc	USA
Pearson Canada Finance Unlimited	England and Wales
Pearson Canada Inc	Canada
Pearson Capital Company LLC	USA
Pearson Charitable Foundation	USA
Pearson DBC Holdings Inc	USA
Pearson Digital Learning Puerto Rico Inc	Puerto Rico
Pearson Dollar Finance plc	England and Wales
Pearson Dollar Finance Two plc	England and Wales
Pearson Driving Assessments Ltd	England and Wales
Pearson Educacion de Chile Ltda	Chile
Pearson Educacion de Colombia Ltda	Colombia
Pearson Educacion de Mexico SA de CV	Mexico
Pearson Educacion de Peru SA	Peru
Pearson Educacion Do Brasil Limitada	Brazil
Pearson Educacion S.A	Spain
Pearson Education (South Africa) Pty Ltd	South Africa
Pearson Education Asia Ltd	Hong Kong
Pearson Education Australia Superannuation Fund Pty Ltd	Australia
Pearson Education Benelux BV	Belgium
Pearson Education de Chile Ltda	Chile
Pearson Education de Mexico SA de CV (1 Share)	Mexico
Pearson Education Deutschland GmbH	Germany
Pearson Education France SAS	France
Pearson Education Hellas SA	Greece
Pearson Education Holdings Inc	USA
Pearson Education Inc	USA
Pearson Education Indochina Ltd	Thailand
Pearson Education Italia Srl	Italy
Pearson Education Japan KK	Japan
Pearson Education Korea Ltd	Korea
Pearson Education Ltd	England and Wales
Pearson Education Malaysia Sdn Bhd	Malaysia
Pearson Education Nordic AB	Sweden
Pearson Education Polska Spzoo	Poland
Pearson Education S.A	Uruguay
Pearson Education S.A.	Argentina
Pearson Education Schweiz AG	Switzerland
Pearson Education South Asia Pte Ltd	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education Yayincilik Sirketi	Turkey
Pearson Educational Measurement Canada Inc	Canada
Pearson Educational Publishers LLC	USA
Pearson Finance Partnership	Bermuda

Country of
Company	Incorporation

Pearson Heinemann Ltd	England and Wales
Pearson Holdings Italy	Italy
Pearson Holdings Inc	USA
Pearson Inc	USA
Pearson International Finance Ltd	England and Wales
Pearson Investment Holdings Inc	USA
Pearson Investment Services Ltd	England and Wales
Pearson Knowledge Technologies LLC	USA
Pearson Learning (Hong Kong) Limited	Hong Kong
Pearson Loan Finance No.2 Unlimited	England and Wales
Pearson Loan Finance Unlimited	England and Wales
Pearson Longman Inc	USA
Pearson Luxembourg Holdings Ltd	England and Wales
Pearson Luxembourg Holdings No.2 Ltd	England and Wales
Pearson Luxembourg Holdings Sarl	Luxembourg
Pearson Luxembourg Holdings SeNC	Luxembourg
Pearson Luxembourg No. 1 Sarl	Luxembourg
Pearson Luxembourg No. 2 Sarl	Luxembourg
Pearson Malaysia Sdn Bhd	Malaysia
Pearson Management Services Ltd	England and Wales
Pearson Netherlands BV	Netherlands
Pearson Netherlands Holdings BV	Netherlands
Pearson New Entertainment Holdings Ltd	England and Wales
Pearson New Zealand Ltd	New Zealand
Pearson Overseas Holdings Ltd	England and Wales
Pearson PEM P.R. Inc	Puerto Rico
Pearson Professional Holdings Ltd	England and Wales
Pearson Property Investments Ltd	England and Wales
Pearson Real Estate Holdings Inc	USA
Pearson Services Ltd	England and Wales
Pearson (Shanghai) Corporate Management Consulting Co., Ltd	China
Pearson Shared Services Ltd	England and Wales
Pearson Sterling Two plc	England and Wales
Pearson Technology Centre LLC	USA
Penguin — Highbridge Audio LLC	USA
Penguin Books (SA) Pty	South Africa
Penguin Books Benelux BV	Netherlands
Penguin Books Deutschland GmbH	Germany
Penguin Books India Pte Ltd	India
Penguin Books Ltd	England and Wales
Penguin Books S A	Spain
Penguin Capital LLC	USA
Penguin Group (USA) Inc	USA
Penguin Italia SRL	Italy
Penguin Television Ltd	England and Wales
Phumelela Publishers (Pty) Ltd	South Africa
PN Holdings Inc	USA
Poundwatch Ltd	England and Wales
Prentice Hall (South Africa) Pty Ltd	South Africa
Prentice Hall Holdings BV	Netherlands
Promissor Inc	USA
Promissor Ltd	England and Wales
Rebus Planning Associates Inc	USA
Raupo Publishing (NZ) Ltd	New Zealand
Rough Guides Inc	USA

Country of
Company	Incorporation

Rycade Capital Corporation	USA
Salspot Ltd	England and Wales
Savoy Finance Unlimited	Jersey
Servicios Administrationes Pearson Educacion SA de CV	Mexico
Shanghai AWL Education Software Ltd	Shanghai
Sound Holdings Inc	USA
Southwark Administracao e Participacoes Ltda	Brazil
Spear Insurance Ltd	Bermuda
St Clements Press Ltd	England and Wales
Strand Finance Ltd	England and Wales
Testchange Ltd	England and Wales
The Financial Times (Benelux) Ltd	England and Wales
The Financial Times (France) Ltd	England and Wales
The Financial Times (Hong Kong) Ltd	Hong Kong
The Financial Times (Japan) Ltd	England and Wales
The Financial Times (Singapore) Pte Ltd	Singapore
The Financial Times (Spain) Ltd	England and Wales
The Financial Times (Sweden) AB	Sweden
The Financial Times International Publishing Ltd	England and Wales
The Financial Times Ltd (Newspaper)	England and Wales
The Penguin Publishing Co Ltd	England and Wales
The Rough Guides Ltd	England and Wales
The SIOP Institute LLC	USA
Themescene Ltd	England and Wales
Tussauds Espana SA	Spain
Unibook Publishers (Bophuthatswana) (Pty) Ltd	South Africa
Unibook Publishers (Pty) Ltd	South Africa
Ventura Publishing Ltd	England and Wales
Virtual University Enterprises Inc	USA
VUE Testing Services Israel Ltd	Israel
W & W Ltd	England and Wales
Walker Holdings Inc	USA
West Ferry Printers Ltd	England and Wales
West Thurrock Estate Ltd	England and Wales
ZAO Business News Media	Russia